UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 8, 2014

Date of Report (Date of earliest event reported)

TRITON EMISSION SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 San Francisco St., Suite 201 San Juan, Puerto Rico		00901
(Address of principal executive offices)		(Zip Code)

1 (800) 648-4287

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Second Amendment to First KF Loan Agreement

On September 8, 2014, Triton Emission Solutions Inc. (formerly Poly Shield Technologies Inc.) (the “Company”) entered into an agreement (the “Second Amendment Agreement”) with KF Business Ventures LP (the “Lender”) to amend the terms of that $2,000,000 loan agreement between the Company and the Lender dated as of January 15, 2014 and previously amended on March 10, 2014 (as previously amended, the “First KF Loan Agreement”).

Entry by the Company into the Second Amendment Agreement was a condition precedent to the advance of funds by the Lender to the Company under the terms of that separate loan agreement between the Company and the Lender dated as of July 28, 2014 for the advance of up to $2,400,000 (the “Second KF Loan Agreement”).  The first installment of $300,000 to be advanced under the Second KF Loan Agreement has now been received by the Company.

The information required by this Item 1.01 of Form 8-K was previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2014, the contents of which are incorporated by reference herein.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of 2014 Stock Option Plan

Effective September 8, 2014, the Company’s Board of Directors adopted the Company’s 2014 Stock Option Plan (the "2014 Plan"). The purpose of the 2014 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company (“Participants”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company.

The 2014 Plan allows the Company to grant awards to its officers, directors and employees.  In addition, the Company may grant awards to individuals who act as consultants to the Company, so long as those consultants do not provide services connected to the offer or sale of the Company’s securities in capital raising transactions and do not directly or indirectly promote or maintain a market for the Company’s securities.

A total of 13,200,000 shares of the Company’s common stock are available for issuance under the 2014 Plan. However, under the terms of the 2014 Plan, at any time after January 1, 2015, the authorized number of shares available under the 2014 Plan may be increased by the Company's Board of Directors, provided that the total number of shares issuable under the 2014 Plan cannot exceed 15% of the total number of shares of common stock outstanding.

Awards under the 2014 Plan may be granted in the form of options to purchase shares of the Company’s common stock (“Option Awards”).  Option Awards may be made in the form of incentive stock options or non-qualified stock options. Incentive stock options granted under the 2014 Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the 2014 Plan must be approved by the stockholders of the Company within 12 months of its adoption. The 2014 Plan has not been approved by the Company’s stockholders and there is no assurance that the 2014 Plan will be approved by the Company’s stockholders. Non-qualified stock options granted under the 2014 Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.  Stock Awards may be made subject to such terms, conditions and restrictions as the plan administrator may, in its sole discretion, decide, including transfer restrictions and vesting provisions.

The above description of the 2014 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Appointment of Robert C. Kopple as Director and Chairman

On September 8, 2014, the Company’s Board of Directors fixed the number of directors of the Company at five (5) directors, and appointed Robert C. Kopple as a director of the Company to fill the vacancy created thereby, and further appointed Mr. Kopple as Chairman of the Board.

Mr. Kopple is the principal of the Lender and was appointed as a director and Chairman as contemplated under the terms of the Second KF Loan Agreement.  Pursuant to the terms of the First KF Loan Agreement, the Lender has advanced to the Company a total of $2,000,000.  In addition, the Lender has agreed to advance to the Company an additional $2,400,000 under the terms of the Second KF Loan Agreement, the first $300,000 installment of which was received by the Company on or about September 8, 2014.  A description of the terms of the First KF Loan Agreement, as amended by the Second Amendment Agreement, and the terms of the Second KF Loan Agreement, was previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2014, the contents of which are incorporated by reference herein

Upon his appointment, the Company issued to Mr. Kopple options to purchase up to 2,500,000 shares of the Company’s common stock under the 2014 Plan (the “Kopple Options”).  The Kopple Options vest at a rate of 500,000 shares per year, beginning September 1, 2014, provided that any unvested options will immediately vest and become exercisable upon Mr. Kopple resigning, death, incapacity or failure to serve as a director and Chairman of the Board of the Company other than as a result of a removal for cause or a failure to be re-elected resulting from Mr. Kopple’s refusal to stand for re-election or if Mr. Kopple or his affiliates fail to vote their respective shares in favor of Mr. Kopple’s re-election or re-appointment.  The initial exercise price of the Kopple Options is $0.50 per share, but is subject to adjustment in the event that the Company subsequently issues any shares of its common stock or any options, warrants, convertible instruments or similar instruments at a purchase, exercise or conversion price less than $0.50 per share.  The Kopple Options will expire 5 years after the vesting date thereof.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit	Description
10.1	Amendment No. 2 to that Loan Agreement dated January 15, 2014 between the Company and KF Business Ventures LP dated effective July 29, 2014.
10.2	2014 Stock Option Plan.
10.3	Non-Qualified Stock Option Agreement for Robert C. Kopple.
99.1	News Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRITON EMISSION SOLUTIONS INC.

Date: September 12, 2014	By:	/s/ Rasmus Norling
	Name:	Rasmus Norling
	Title:	President and Chief Executive Officer